                                                                 Exhibit 10.27



         AETNA LIFE INSURANCE AND ANNUITY COMPANY
                Hartford, Connecticut 06156

While this Policy is in force Aetna will pay Proceeds subject
to all its provisions. Other rights and benefits are provided    ILYAS CHAUDHARY
as described in this policy.
                                                                 W4309819
    THIS POLICY IS A LEGAL CONTRACT BETWEEN YOU AND AETNA
              PLEASE READ YOUR POLICY CAREFULLY

                  RIGHT OF POLICY EXAMINATION

This Policy may be returned to Aetna or its representative within 10 days after its receipt. Return this Policy to Aetna, Individual Life Insurance, at 151 Farmington Avenue,
Hartford, Connecticut 06156. Upon its return, this Policy will be deemed void from its beginning and all premiums paid will be refunded.

Signed for Aetna on its Date of Issue.

/s/                                   /s/ Dan Kearney
          Secretary                       President



              /s/
          -------------------------------
                       Registrar

   TEN-YEAR LEVEL PREMIUM RENEWABLE AND CONVERTIBLE
              TERM LIFE INSURANCE POLICY

-       PREMIUMS REMAIN LEVEL FOR FIRST TEN POLICY YEARS
        AND BECOME ADJUSTABLE BEGINNING IN YEAR 11
        SUBJECT TO STATED MAXIMUMS

-       BEGINNING IN POLICY YEAR 11, POLICY BECOMES
        ANNUALLY RENEWABLE TO ATTAINED AGE 100

-       CONVERTIBLE UNTIL THE EARLIER OF THE 10th POLICY
        ANNIVERSARY OR THE POLICY ANNIVERSARY NEAREST THE
        INSURED'S ATTAINED AGE 70

-       CONDITIONAL EXCHANGE AVAILABLE ON THE 10TH POLICY
        ANNIVERSARY

-       NON-PARTICIPATING - NO DIVIDENDS PAYABLE

TABLE OF CONTENTS
                                                              PAGE NO.
POLICY SPECIFICATIONS.........................................  PS1
POLICY SUMMARY................................................   1
DEFINITIONS...................................................   1
  Attained Age................................................   1
  Date of Issue...............................................   1
  Exchange Date...............................................   1
  Expiration Date.............................................   1
  Face Amount.................................................   1
  Home Office.................................................   1
  Minimum Face Amount.........................................   1
  Policy Month................................................   1
  Policy Year/Policy Anniversary..............................   2
  Subsequent Application(s)...................................   2
  We, Our, Us, Company........................................   2
  Written Request.............................................   2
  You, Your...................................................   2
GENERAL PROVISIONS............................................   2
  The Contract................................................   2
  Assignment..................................................   2
  Non-Participating...........................................   2
  Policy Settlement...........................................   2
  Age and/or Sex..............................................   2
  Owner.......................................................   2
  Beneficiary.................................................   2
  Changes in Owner and Beneficiary............................   3
  Proceeds....................................................   3
SUICIDE AND INCONTESTABILITY..................................   3
  Incontestability............................................   3
  Suicide Exclusion...........................................   3
PREMIUMS AND REINSTATEMENTS...................................   3
  Premiums....................................................   3
  Premium Adjustment..........................................   3
  Grace Period................................................   4
  Refund on Death.............................................   4
  Reinstatement...............................................   4
CHANGES IN INSURANCE COVERAGE.................................   4
  Decrease in Face Amount.....................................   4
RENEWAL AND CONVERSION........................................   4
  Renewal.....................................................   4
  Conversion..................................................   4
  Partial Conversions.........................................   5
CONDITIONAL EXCHANGE..........................................   5
SETTLEMENT OPTIONS............................................   5
  Conditions..................................................   5
  Income Options..............................................   6
  Option 1 - Interest.........................................   6
  Option 2 - Fixed Period.....................................   6
  Option 3 - Life Income......................................   7
  Option 4 - Joint Life Income Reducing for Survivor..........   7
  Interest Rate...............................................   8
  Betterment of Payments......................................   8
  Withdrawals and Death of the Payee..........................   8

   ANY RIDERS AND A COPY OF THE APPLICATION(S) ARE AT THE END OF THIS POLICY.

                   P O L I C Y    S P E C I F I C A T I O N S


NAME OF
INSURED:        ILYAS CHAUDHARY

POLICY
NUMBER          W 4 308 819             DATE OF ISSUE   JULY 18, 1995

SEX:            AGE:            PREMIUM CLASS:
MALE            48              PREFERRED       NONSMOKER

BENEFICIARY - SABA PETROLEUM COMPANY, IRVINE, CA, A CORPORATION.

POLICY OWNER - SABA PETROLEUM COMPANY, IRVINE, CA, A CORPORATION.

FACE AMOUNT - $5,000,000
MINIMUM FACE AMOUNT - $250,000




                                            FACE        YEARS       ANNUAL
PLAN                                       AMOUNT      PAYABLE     PREMIUM
TEN YEAR LEVEL PREMIUM, RENEWABLE AND    $5,000,000      10       $11,800.00
CONVERTIBLE TERM LIFE INSURANCE POLICY
TERM PERIOD
  BEGINNING    JULY 18, 1995
  RENEWABLE TO JULY 18, 2047
  CONVERTIBLE BEFORE JULY 18, 2005
  EXCHANGE DATE OF   JULY 18, 2005
  POLICY FEE                                                          $80.00
TOTAL ANNUAL PREMIUM                                              $11,880.00



********************************************************************************
 AUTOMATIC CHECK PLAN          QUARTERLY          SEMI-ANNUAL          ANNUAL
      $1,056.67                $3,270.00           $6,140.00         $11,880.00
********************************************************************************
                       METHOD OF PREMIUM ELECTED: ANNUAL

TO DETERMINE THE APPROPRIATE POLICY FEES FOR MONTHLY, QUARTERLY AND SEMI-ANNUAL MODES, DIVIDE THE ANNUAL POLICY FEE OF $80.00 BY 12, 4 AND 2, RESPECTIVELY.

WE RESERVE THE RIGHT TO ADJUST THE PREMIUM FOR EACH POLICY YEAR AFTER THIS POLICY HAS BEEN IN FORCE FOR 10 YEARS FROM ITS DATE OF ISSUE. THE ADJUSTED PREMIUM WILL NEVER EXCEED THE GUARANTEED RENEWAL PREMIUM FOR THAT YEAR. IT MAY BE LESS OR GREATER THAN THE PREMIUM FOR THE PRECEDING YEAR.

                                                                        PS 1

                                                                       PS 2

        W 4 309 819     ILYAS CHAUDHARY

                  TABLE OF GUARANTEED MAXIMUM RENEWAL PREMIUMS
                     EFFECTIVE DATE OF TABLE: JULY 18, 1995

THIS TABLE SHOWS THE MAXIMUM AMOUNT OF PREMIUM* FOR EACH RENEWAL TERM OF THIS POLICY, DETERMINED AT THE BEGINNING OF THE TEN YEAR TERM BY THE INSURED'S ISSUE AGE AND BY THE INSURED'S ATTAINED AGE FOR EACH POLICY YEAR, THEREAFTER.

                        POLICY                                  POLICY
                        ANNUAL                                  ANNUAL
ATTAINED AGE            PREMIUM         ATTAINED AGE            PREMIUM
------------            -------         ------------            -------
    49                $ 11,800.00           75                $  590,450.00
    50                $ 11,800.00           76                $  652,950.00
    51                $ 11,800.00           77                $  719,350.00
    52                $ 11,800.00           78                $  787,950.00
    53                $ 11,800.00           78                $  860,800.00
    54                $ 11,800.00           80                $  950,550.00
    55                $ 11,800.00           81                $1,051,200.00
    56                $ 11,800.00           82                $1,165,650.00
    57                $ 11,800.00           83                $1,295,550.00
    58                $104,150.00           84                $1,439,000.00
    59                $115,200.00           85                $1,607,300.00
    60                $126,900.00           86                $1,786,600.00
    61                $139,950.00           87                $1,975,800.00
    62                $154,850.00           88                $2,171,750.00
    63                $171,800.00           89                $2,377,000.00
    64                $190,950.00           90                $2,593,850.00
    65                $212,150.00           91                $2,845,550.00
    66                $235,050.00           92                $3,108,650.00
    67                $259,700.00           93                $3,388,200.00
    68                $286,250.00           94                $3,705,800.00
    69                $315,100.00           95                $3,921,650.00
    70                $347,700.00           96                $4,137,400.00
    71                $387,700.00           97                $4,353,150.00
    72                $427,350.00           98                $4,588,900.00
    73                $476,350.00           99                $4,784,700.00
    74                $531,350.00



*  THIS TABLE DOES NOT INCLUDE THE POLICY FEE.

POLICY SUMMARY

It is important that You understand Your insurance policy. We have tried to use understandable language throughout this Policy. However, should You have any questions after You have read it, please call the representative who sold this Policy to You or call us. This summary is not a substitute for the detailed policy provisions.

This is a ten-year level premium life insurance policy continuing as an annually renewable term policy until Attained Age 100 on the life of the Insured named in the Policy Specifications.

Premiums must be paid to continue this Policy in force. Premium reminder notices will be sent. This Policy may be reinstated.

This Policy's premiums remain level until the first day of the eleventh policy year at which time this policy will become annually renewable until the Insured reaches Attained Age 100. Subject to the conditions stated in this Policy, this Policy may be converted to a permanent individual life insurance policy until the earlier of the 10th Policy Anniversary or the Policy Anniversary nearest to the Insured's Attained Age 70. On the tenth Policy Anniversary, this policy may be exchanged for another policy of the same type or a similar policy made available by Us at that time.

Other rights and benefits are explained in this Policy.

DEFINITIONS

ATTAINED AGE
Issue age of the Insured as shown in the Policy Specifications, increased by the number of Policy Years elapsed. Issue age is the Insured's age on his/her birthday nearest this Policy's Date of Issue.

DATE OF ISSUE
The effective date for initial coverage is the Date of Issue shown in the Policy Specifications. The Date of Issue for any change in coverage as well as the effective date of the change will be the Effective Date of Change shown in the supplemental Policy Specifications which will be sent to You. Coverage is conditional on payment of the first premium, if any, and issue of this Policy as provided in the application.

EXCHANGE DATE
The date this policy can be exchanged for another policy of the same type or a similar policy made available by Us at that time. The Exchange Date is shown in the Policy Specifications.

EXPIRATION DATE
Subject to the conditions of this policy, this policy will remain in effect until the Expiration Date. The Expiration Date is the same as the renewal date shown in the Policy Specifications.

Coverage will terminate on the Expiration Date.

FACE AMOUNT
The Face Amount of this Policy is shown in the Policy Specifications.

HOME OFFICE
Our Home Office is located at 151 Farmington Avenue, Hartford, Connecticut
06156.

MINIMUM FACE AMOUNT
The Face Amount of this Policy cannot be reduced below this amount. The Minimum Face Amount for this Policy is shown in the Policy Specifications.

POLICY MONTH
The Policy Month begins each month on the same day of the month as the Date of Issue.

POLICY YEAR/POLICY ANNIVERSARY
This first Policy Year is the 12 month period beginning on the Date of Issue. Your Policy Anniversary is the Date of Issue plus 1 year, 2 years, etc.

SUBSEQUENT APPLICATION(S)
Any application after the initial application, initiated by You or by Us.

WE, OUR, US, COMPANY
Aetna Life Insurance Company, its successors or assigns.

WRITTEN REQUEST
A request in writing, in a form satisfactory to Us and received by Us at Our Home Office.

YOU, YOUR
The Owner(s).

GENERAL PROVISIONS

THE CONTRACT
This Policy, the initial application on the Insured, any Subsequent Applications, and any amendment riders constitute the entire contract. Copies of all applications are attached to and made a part of this Policy. Only the President, Executive Vice President or the Corporate Secretary of the Company may agree to a change in this Policy and then only in writing.

All statements made by or for the Insured are representations and not warranties.

No statement will be used to void this Policy or defend against a claim unless it is contained in the initial application or Subsequent Applications.

ASSIGNMENT
A copy of an assignment must be filed at the Home Office. Until We receive such notice, We will not be required to take notice of, or be responsible for, any transfer of interest in this Policy by assignment, agreement or otherwise.

We will not be responsible for the validity of any assignment.

NON-PARTICIPATING
No dividends will be paid.

POLICY SETTLEMENT
All amounts payable by Us are payable by the Home Office. We may require return of this Policy.

AGE AND/OR SEX
If the age and/or sex of the Insured is misstated, the Proceeds on death will be that which would have been purchased by the premium actually paid in the year of death if the policy had been issued at the correct age and/or sex.

OWNER
Unless otherwise stated, this Policy is owned by the Insured.

All rights granted by this Policy or allowed by Us belong to the Owner.

If this Policy is owned jointly, any request to exercise rights granted by this Policy must be made jointly.

BENEFICIARY
The Beneficiary for the Proceeds on death is as stated in the application unless later changed. If no designated Beneficiary is living at the time of the death of the Insured, all benefits will be paid to the Owner or the Owner's executors, administrators or assigns.


70165-94                                                                 Page 2

CHANGES IN OWNER AND BENEFICIARY
Unless this Policy states otherwise, the Owner or the Beneficiary, or both, may be changed. Your Written Request must be sent to Us. This may be done as often as desired by the current owner of record before the death of the Insured. When We give Our written acceptance, the change will take effect as of the date Your Written Request was signed. The change will be subject to any action We take before receipt of the written acceptance.

PROCEEDS
Proceeds on death will equal the Face Amount. All amounts payable by Us are subject to adjustment under the Age and/or Sex, Incontestability, Suicide and Grade Period provisions.

SUICIDE AND INCONTESTABILITY

INCONTESTABILITY
With respect to statements made in the initial application for the Insured:

- We will not contest this Policy after it has been in force during the lifetime of the Insured for 2 years from its Date of Issue.

With respect to statements made in any Subsequent Applications:

- We will not contest coverage relating to Subsequent Applications after coverage has been in force during the lifetime of the Insured for 2 years from the Date of Issue of such coverage.

If this Policy is contested, Your or the Beneficiary's rights may be affected.

SUICIDE EXCLUSION
If the Insured dies by suicide, while sane or insane, within 2 years from the Date of Issue of this Policy, We will refund only premiums paid. Proceeds on death will not be paid.

PREMIUMS AND REINSTATEMENT

PREMIUMS
Premium due dates are measured from Date of Issue. The first premium is due on the Date of Issue.

Any premiums after the first premium are payable only at Our Home Office. Each premium is payable on or before its due date. Send Your check or money order, payable to Aetna, to the Home Office. Please be sure to write Your policy number on Your check.

Premium reminder notices will be sent annually or at any other frequency to which We agree. Please notify Us of any change in Your address.

A receipt signed by an officer of the Company will be given upon request.

PREMIUM ADJUSTMENT
The premium for the first ten Policy Years is shown in the Policy Specifications. Beginning with the eleventh Policy Year We reserve the right to adjust the premium for each Policy Year. However, the adjusted premium will never exceed the guaranteed maximum premium for that Policy Year as shown in the Policy Specifications. We will send You written notice of the new premium before the beginning of each Policy Year after Policy Year ten.

Beginning with the eleventh Policy Year, Premiums will be adjusted when Our expectations for future investment earnings, mortality, experience and expenses vary from the conditions expected at the time of pricing. Any such changes will be done on a prospective basis only; changes will not be such as to recover past losses or to distribute prior profits. Adjustments will be made on a uniform basis for Insureds of the same Attained Age, sex, premium classification, and whose policies have been in force for an equivalent length of time.

GRACE PERIOD
We will allow You 31 days of grace from the premium due date for payment of an overdue premium.


If the premium is not paid within the Grace Period, this Policy will terminate. Termination will be effective as of the premium due date.

During the Grace Period, this Policy will stay in force. If the Insured dies during the grace period, We will deduct from the Proceeds the portion of the overdue premium which applies to the Policy Month in which death occurs.

REFUND ON DEATH
The portion of any premium paid which is for a period beyond the Policy Month in which the Insured died will be payable in addition to the Proceeds.

REINSTATEMENT
If this Policy terminates as provided in the Grace Period provision, it may be reinstated within 5 years after the date of termination and before the Expiration Date.

We will require satisfactory evidence of insurability on the Insured.

All premiums due since termination must be paid.

CHANGES IN INSURANCE COVERAGE

DECREASE IN FACE AMOUNT
You may decrease the Face Amount of this Policy. The decrease will not be effective until the date when the next premium payment required to keep this Policy in force is due.

When the Face Amount is decreased, We will change the premium amount payable for the Year in which the change is effective. New premiums will be based on Our table of premiums then in effect for the new Face Amount. New Policy Specifications which reflect the change will be sent to You.

The amount of a decrease cannot reduce this Policy's Face Amount below the Minimum Face Amount.

RENEWAL AND CONVERSION

RENEWAL
Beginning with Policy Year eleven, We will renew this policy annually without evidence of insurability until the Expiration Date. Your premium payment must be sent to Us within 31 days of each Policy Anniversary to renew this Policy.

If premiums are in default, this Policy will not be renewed.

CONVERSION
This Policy may be converted to any permanent plan of life insurance that We make available for such purpose.

Your Written Request to convert must be received by Us while this Policy is in force and within 30 days of the first to occur of (1) or (2):

1.  the date the Insured reaches Attained Age 70, or

2.  the first day of the eleventh Policy Year.

The date Your conversion period expires is shown in the Policy Specifications. Evidence of Insurability will not be required for the amount being converted.

We will credit any unearned premium which is attributable to the amount being converted to the new policy.

The new policy will be issued:

- for the Insured's Attained Age and sex at Our current rates at the time of conversion:

- with the same premium class as would have been assigned to the Insured for the new policy had it been issued on this Policy's Date of Issue;

- subject to any limitations of risk or assignments outstanding against this Policy.

Extra benefit riders in force on this Policy at the time of conversion can be issued on the new policy without additional evidence of insurability only with Our consent. Extra benefit riders must be currently available for sale with the new policy.

This Policy will terminate and the new Policy will begin on the date that Your Written Request and the first premium due for the new Policy are received at Our Home Office. The new Policy will not take effect if the Insured is not living on the Date of Issue of the new Policy.

PARTIAL CONVERSIONS
A portion of this Policy's Face Amount may be converted according to the terms of the Conversion provision. New Policy Specifications for this Policy will be sent to You.

After a Partial Conversion, this Policy's Face Amount must be equal to or greater than the Minimum Face Amount. The minimum amount that may be converted is equal to the minimum face amount available for the new policy.

CONDITIONAL EXCHANGE
On the tenth Policy Anniversary, You may exchange this policy for a new policy of the same type or a similar one made available by Us at that time. All premiums on this policy due before the Exchange Date must be paid. The new policy is subject to the following terms.

1. You must complete and submit a new application and the first premium to Us within 90 days prior to the Exchange Date.

2.  You must submit evidence of insurability satisfactory to Us.

3. Coverage under this policy will terminate when coverage under the new policy begins.

4.  The new policy will be issued on the life of the Insured under this policy.

5. The Issue Age on the new policy will be the Insured's Attained Age on the birthday nearest the Exchange Date.

6.  The Insured's Issue Age cannot exceed 70.

7. Any extra benefit riders in this policy can be included in the new policy provided those extra benefit riders are available for sale with the new policy at the time of exchange. Any extra benefit rider is subject to the rules and premium rates we are using on the Date of Issue of the new policy.

8.  The Date of Issue of the new policy will be the Exchange Date.

9. Premium rates for the new policy will be based on the premium rates in effect on the Exchange Date.

SETTLEMENT OPTIONS

CONDITIONS
All or part of the Proceeds of this Policy may be applied under one or more of the options described below or in any manner to which We agree. An election shall be made by Written Request filed with the Home Office. The payee of Proceeds may make this election if no prior election has been made.

Payments will be made at intervals of 1, 3, 6 or 12 months in equal amounts as elected. Our consent to the election of an option is required if:

1. The payee is not a natural person receiving payments in his or her own right;

2.  the payee is an assignee of this Policy; or,

3.  payments would be less than $25 each or totalling less than $120 in a year.

INCOME OPTIONS
The rates for these Income Options are based on the 1983 Individual Annuity Mortality Table, Male or Female. For purposes of calculating payments, the Adjusted Ages of the payees will be used. The Adjusted Age is the payee's age on his or her birthday nearest the commencement date of the annuity and then reduced by one year for annuities commencing in the 1990's, reduced two years for annuities beginning during 2000-2009, and so on. Rates for ages and intervals not shown for any of the following income options will be furnished upon request.

OPTION 1 - INTEREST
Payment of interest on Proceeds left with Us. Proceeds held under this option may be left with Us after the death of the payee only with Our consent.

By Written Request, the payee may later elect to:

1.  Receive all or a portion of the amount held under this option; or

2. apply all or a portion of this amount to options 2, 3 or 4 as described below.

OPTION 2 - FIXED PERIOD
Payment for a stated number of years, not longer than 30 years, as elected from the following table.

--------------------------------------------------------------------------------
                          PAYMENT PER $1,000 PROCEEDS
--------------------------------------------------------------------------------

   YEARS OF                         SEMI-
FIXED PERIOD       ANNUAL           ANNUAL          QUARTERLY          MONTHLY
--------------------------------------------------------------------------------
      3            $343.23         $172.88            $86.76             $28.99
      4             261.19          131.56             66.02              22.06
      5             211.99          106.78             53.59              17.91
     10             113.82           57.33             28.77               9.61
     15              81.33           40.96             20.56               6.87
     20              65.25           32.87             16.50               5.51
     25              55.76           28.08             14.09               4.71
     30              49.53           24.95             12.52               4.18

--------------------------------------------------------------------------------

OPTION 3 - LIFE INCOME
Payments for the lifetime of the payee. If also chosen, We will guarantee payments for 60, 120, 180 or 240 months. No payment will be due after death, except payment for any remaining fixed period.

-----------------------------------------------------------------------------------------------------
                              MONTHLY LIFE INCOME PER $1,000 PROCEEDS
-----------------------------------------------------------------------------------------------------
                                         WITH FIXED PERIOD
                --------------------------------------------------------------             WITHOUT
  AGE              10 YEARS                15 YEARS                20 YEARS             FIXED PERIOD
NEAREST         --------------          --------------          --------------          -------------
BIRTHDAY        Male    Female          Male    Female          Male    Female          Male   Female
--------        ----    ------          ----    ------          ----    ------          ----   ------
  50            $4.22   $3.89           $4.17   $3.86           $4.08   $3.82           $4.27   $3.90
  51             4.30    3.95            4.23    3.92            4.14    3.86            4.34    3.97
  52             4.37    4.01            4.30    3.98            4.20    3.93            4.43    4.03
  53             4.45    4.08            4.37    4.04            4.26    3.99            4.51    4.10
  54             4.54    4.15            4.45    4.11            4.32    4.04            4.60    4.18
  55             4.62    4.22            4.53    4.18            4.39    4.11            4.70    4.25

  56             4.72    4.30            4.61    4.25            4.45    4.17            4.80    4.34
  57             4.82    4.38            4.69    4.32            4.51    4.23            4.91    4.42
  58             4.92    4.47            4.78    4.40            4.58    4.30            5.03    4.52
  59             5.03    4.56            4.87    4.48            4.65    4.37            5.15    4.61

  60             5.14    4.66            4.96    4.57            4.71    4.44            5.28    4.72
  61             5.27    4.76            5.06    4.66            4.78    4.51            5.43    4.83
  62             5.39    4.87            5.16    4.75            4.84    4.58            5.58    4.95
  63             5.53    4.98            5.26    4.85            4.90    4.65            5.74    5.08
  64             5.66    5.10            5.36    4.95            4.96    4.72            5.91    5.21

  65             5.81    5.22            5.46    5.05            5.02    4.79            6.10    5.36
  66             5.96    5.36            5.56    5.16            5.08    4.86            6.30    5.51
  67             6.12    5.50            5.66    5.26            5.13    4.93            6.51    5.67
  68             6.28    5.65            5.77    5.37            5.18    5.00            6.73    5.85
  69             6.44    5.80            5.86    5.49            5.23    5.06            6.97    6.04
  70             6.61    5.97            5.96    5.60            5.27    5.12            7.23    6.25
  71             6.79    6.14            6.05    5.71            5.31    5.18            7.51    6.47
  72             6.96    6.32            6.14    5.83            5.34    5.23            7.80    6.71
  73             7.14    6.50            6.23    5.94            5.37    5.28            8.12    6.98
  74             7.32    6.69            6.31    6.04            5.40    5.32            8.46    7.26
  75             7.50    6.89            6.38    6.14            5.42    5.35            8.82    7.57

OPTION 4 - JOINT LIFE INCOME REDUCING FOR SURVIVOR
Payments during the joint lifetimes of two payees. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

1.  100% of the payment to the survivor;

2.  66 2/3% of the payment to continue to the survivor;

3.  50% of the payment to continue to the survivor;

4. payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or

5. 100% of the payment to continue to the survivor if the survivor is the original payee, and 50% of the payment to continue to the survivor if the survivor is the second payee.

No payment will become due after the death of the surviving payee.

The following table illustrates the applicable rates if number (3) of Option 4 is chosen.

         MONTHLY JOINT INCOME WITH 1/2 TO SURVIVOR PER $1,000 PROCEEDS

-----------------------------------------------------------------------------------------------
 AGE OF                                AGE OF FEMALE ANNUITANT
  MALE       ----------------------------------------------------------------------------------
ANNUITANT        50         55        60        65        70        75        80         85
-----------------------------------------------------------------------------------------------
  50          $4.08      $4.26     $4.48     $4.75      $5.07     $5.46     $ 5.90     $ 6.36
  55           4.27       4.47      4.71      5.01       5.37      5.80       6.30       6.83
  60           4.49       4.71      4.99      5.32       5.73      6.22       6.80       7.42
  65           4.76       5.01      5.32      5.70       6.17      6.75       7.44       8.19
  70           5.07       5.36      5.71      6.15       6.70      7.40       8.23       9.16
  75           5.41       5.74      6.15      6.66       7.32      8.15       9.16      10.34
  80           5.77       6.15      6.62      7.22       7.99      8.99      10.24      11.73
  85           6.12       6.54      7.08      7.77       8.67      9.86      11.40      13.27
-----------------------------------------------------------------------------------------------


INTEREST RATE

The guaranteed interest rate is 3.0% per year compounded annually. This rate applies to funds held under options 1, 2 and 3 during any fixed period. As to these funds, We will allow such excess interest as We may declare each year. As to Option 1, from time to time We may offer higher interest rates with certain conditions on withdrawal as are then published by Us.

BETTERMENT OF PAYMENTS

If option 2, 3 or 4 is chosen and if the guaranteed payments are less than those of Our current single premium immediate annuity on the same plan, those larger amounts will be paid instead.

WITHDRAWALS AND DEATH OF THE PAYEE

As to the funds held under option 1, withdrawals and changes of options may be made if the payee makes the election or if the election so permits. No withdrawals or changes of option may be made under Options 2, 3 and 4. Upon the death of the payee, the current value of funds held under option 1 or the present value of any guaranteed payments not yet paid in one lump sum to the beneficiary. The beneficiary may elect to continue the remaining payments instead of receiving the lump sum amount. If no beneficiary exists, the present value of any remaining payments will be paid in one sum to the estate of the payee.

The interest rate used to determine the first payment will be used to calculate the present value of any remaining payments.

[AETNA                                Aetna Life Insurance and Annuity Company
 LOGO]                                151 Farmington Avenue
                                      Hartford, CT 06156

                  AMENDMENT TO APPLICATION FOR LIFE INSURANCE
--------------------------------------------------------------------------------
Name                                     Date of Application      Policy Number
ILYAS CHAUDHARY                          MAY 24, 1995             W4309819

Aetna is authorized to amend the application as follows. The answers to the original questions on the application, as amended below, should now read as follows:
--------------------------------------------------------------------------------
Question #              Answer
   11                   OTHER THAN 3/94 INSURANCE EXAM FOR AETNA-HAVE NOT
                        CONSULTED DR REHMAN OR ANY OTHER PHYSICIAN IN
                        MANY YEARS








The Undersigned agree(s) these changes and statements shall be a part of the application referred to above, they shall be subject in all respects to the agreements contained in the application.
--------------------------------------------------------------------------------
Signed at (City, State)                    on (Mo.-Day-Yr.)
/s/                                        7/27/95
--------------------------------------------------------------------------------
Signature of Proposed Insured A            Witness to Proposed Insured A
                                           /s/ Rachael Y. Giardine
--------------------------------------------------------------------------------
Signature of Proposed Insured B            Witness to Proposed Insured B

--------------------------------------------------------------------------------
Signature of Applicant A/Policyowner       Witness to Applicant A/Policyowner
if other than the Proposed Insured(s)
/s/ Saba Petroleum Company                 /s/ Rachael Y. Giardine
    by W.C. Vance  Vice President
--------------------------------------------------------------------------------
Signature of Applicant B/Policyowner       Witness to Applicant B/Policyowner
if other than the Proposed Insured(s)

--------------------------------------------------------------------------------

All signatures required if Applicant and Proposed Insured(s) are different persons, unless Proposed Insured(s) is/are under age 15. If Applicant(s) is/are a corporation or partnership, signatures of two officers or partners other than the Proposed Insured(s) are required. The officers must sign and state title.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                          INSTRUCTIONS TO POLICYOWNER
                      (RETAIN THIS COPY FOR YOUR RECORDS)

               The Policyowner and Agent's copies must be signed.

[AETNA LOGO]

LIFE INSURANCE APPLICATION
[ ] Aetna Life Insurance Company   [ ] Aetna Life Insurance and Annuity Company
151 Farmington Avenue, Hartford, CT 06156
                                      member Companies of AETNA LIFE & CASUALTY
===============================================================================
[X] New Insurance [ ] Increase in Amount $
                                          ------------------
Policy No.                                                 ANSWER ALL QUESTIONS
          -------------
[ ] Term Conversion/Guaranteed Option $                     .
                                       ---------------------
    Continue $                       as term insurance.
              -----------------------
    ANSWER QUESTIONS 1, 4 (if applicable), 5, 6, 22, 23, 24 & 25

[ ] Other Policy Change                             ANSWER APPLICABLE QUESTIONS.
                       -----------------------------
[ ] Policy No. to be changed/converted
                                      -----------------------------------------
===============================================================================
        STATE OF DELIVERY  California
-------------------------------------------------------------------------------
1.  (PROPOSED) INSURED A (Print full legal name)
    ---------------------------------------------------------------------------
    First                          Middle                  Last

    ILYAS                                                CHAUDHARY
    ---------------------------------------------------------------------------
    Residence Address (No., Street) P.O. Box

    151 TOBY LN
    ---------------------------------------------------------------------------
    City                                      State                    Zip Code

    ANAHEIM HILLS                              CA                         92507
    ---------------------------------------------------------------------------
    Sex             Birth Date (Mo-Day-Yr)          Place of Birth

    M                   02.09.1947                  PAKISTAN
    ---------------------------------------------------------------------------
2a. Occupation (Title & Give Exact Duties)

    PRESIDENT AND CHIEF EXECUTIVE OFFICER
    ---------------------------------------------------------------------------
2b. Employer's Name and Address

    SABA PETROLEUM COMPANY
    ---------------------------------------------------------------------------
2c. Annual Income $------------------------------------------------------------
2d. Amount of life insurance presently in force or applied for:
                    (Aetna) $                   ADB $
                             -------------------     -------------------
          (Other Companies) $                   ADB $
                             -------------------     -------------------
3.  Will life insurance or annuity in any company be replaced or changed if
    insurance applied for is issued?   [ ] Yes   [X] No
    Explain
           --------------------------------------------------------------------
4. In the past 12 months, have you smoked cigarettes, cigars, pipes or used tobacco in any form? If YES, describe usage.
    [ ] Yes   [X] No
===============================================================================
Complete For Spouse, Other Insured Rider, Joint Applications (Relationship to Proposed Insured A)
-------------------------------------------------------------------------------
1.  (PROPOSED) INSURED B (Additional insured)
    ---------------------------------------------------------------------------
    First                          Middle                  Last

    ---------------------------------------------------------------------------
    Residence Address (No., Street) P.O. Box

    ---------------------------------------------------------------------------
    City                                      State                    Zip Code

    ---------------------------------------------------------------------------
    Sex             Birth Date (Mo-Day-Yr)          Place of Birth

    ---------------------------------------------------------------------------
2a. Occupation (Title & Give Exact Duties)

    ---------------------------------------------------------------------------
2b. Employer's Name and Address

    ---------------------------------------------------------------------------
2c. Annual Income $------------------------------------------------------------
2d. Amount of life insurance presently in force or applied for:
                    (Aetna) $                   ADB $
                             -------------------     -------------------
          (Other Companies) $                   ADB $
                             -------------------     -------------------
3.  Will life insurance or annuity in any company be replaced or changed if
    insurance applied for is issued?   [ ] Yes   [ ] No
    Explain
           --------------------------------------------------------------------
4. In the past 12 months, have you smoked cigarettes, cigars, pipes or used tobacco in any form? If YES, describe usage.
    [ ] Yes   [ ] No
-------------------------------------------------------------------------------
5.  POLICY INFORMATION: Basic Plan  10 YEARS TERM          AMOUNT  5,000,000.00
                       -----------------------------------       --------------
    If Universal Life  [ ] Option 1  [ ] Option 2
    If Mortgage Ins.      Years      Rate (%)
                    ------     ------
    Dividend Option:  [ ] Pay in Cash  [ ] Reduce Premium
                                           (not for salary deduction)

    [ ] Other -- Specify
                        ---------------------

    If available, Automatic Premium Loan will be operative unless otherwise requested.

    Supplemental Benefits
      Disability Waiver?  [ ] Yes  [ ] No
      Accidental Death Benefit?
        Ins. A. [ ] Yes $          [ ] No
                         ---------
        Ins. B. [ ] Yes $          [ ] No
                         ---------
    Riders*:                               $
            ------------------------------  -------------------------
                                           $
            ------------------------------  -------------------------
                                           $
            ------------------------------  -------------------------
                                           $
            ------------------------------  -------------------------
    *For CIR--Submit application supplement
===============================================================================
6.  BENEFICIARY -- (PROPOSED) INSURED A
 a. Primary-First, Middle, Last                      Relationship

    SABA PETROLEUM COMPANY
    ---------------------------------------------------------------------------
 b. Secondary-First Middle, Last                     Relationship

    ---------------------------------------------------------------------------

 c. FINAL: Unless otherwise requested below:
    The executors or administrators of the insured.

    ---------------------------------------------------------------------------
===============================================================================
6.  BENEFICIARY -- (PROPOSED) INSURED B
 a. Primary-First, Middle, Last                      Relationship

    ---------------------------------------------------------------------------
 b. Secondary-First Middle, Last                     Relationship

    ---------------------------------------------------------------------------

 c. FINAL: Unless otherwise requested below:
    The executors or administrators of the insured.

    ---------------------------------------------------------------------------

    Special instructions:
                         ------------------------------------------------------

    ---------------------------------------------------------------------------

PART II -- NON MEDICAL
QUESTIONS 7-21 SHOULD NOT BE COMPLETED
FOR TERM CONVERSIONS OR EXERCISE OF GUAR-
ANTEED INSURABILITY OPTION.
                                                       Proposed   Insured
7.  HAVE YOU WITHIN 2 YEARS: (If Yes, explain)             A         B
    a.  Flown as a pilot or crew member or              Yes  No   Yes  No
        intend to do so? (If YES, furnish Aviation
        Supplement) ..................................  / /  /X/  / /  / /
    b.  Engaged in motor vehicle or boat racing,
        rock or mountain climbing, hang gliding,
        or sky, skin or scuba diving or intend
        such activities? (If Yes, furnish Avocation
        Supplement) ..................................  / /  /X/  / /  / /
    c.  Had your license suspended or revoked,
        had 3 or more moving violations, or been
        charged with driving under the influence
        of alcohol or drugs?..........................  / /  /X/  / /  / /
    d.  Frequently travelled outside of the United
        States or intend to do so?....................  /X/  / /  / /  / /
8.  HAVE YOU EVER:
    a.  Had insurance refused, or offered only
        with an extra premium?........................  / /  /X/  / /  / /
    b.  Been arrested and convicted for a felony
        offense? .....................................  / /  /X/  / /  / /
9.  HAVE YOU IN THE LAST 5 YEARS: (If Yes,
    explain)
    a.  Used hallucinogenic or narcotic drugs not
        prescribed by a doctor? ......................  / /  /X/  / /  / /
    b.  Used alcoholic beverages? (Note type, quan-
        tity and frequency) ..........................  / /  /X/  / /  / /
    c.  Had or been advised to have counseling
        for alcohol or drug use? .....................  / /  /X/  / /  / /
10. a.  What is your current height? .................
                                                        --------  --------
    b.  What is your current weight? .................
                                                        --------  --------
    c.  If under age 2, birth weight? ................
                                                        --------  --------
11. Name, address and phone number of personal physician,
    date and reason last seen, results:
    Ins. A                        Ins. B
    ------------------------------------------------------------------------
    DR. HAMID UR. REHMAN
    ------------------------------------------------------------------------
    (719) 751-0101
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
12. Have you had a history of heart, lung or liver      Yes  No
    disorder, stroke, diabetes or cancer? ............  / /  /X/  / /  / /
    If yes, and exam is required, submit M.D. exam. (Not Para-Med)



QUESTIONS 13-18 NOT REQUIRED FOR EXAMINED
BUSINESS.
                                                        Proposed  Insured
13. HAVE YOU EVER HAD OR BEEN TREATED                      A         B
    FOR: (If Yes, explain)                              Yes  No   Yes  No
    a.  Mental or nervous disorder? ..................  / /  /X/  / /  / /
    b.  Disease of the nervous system or brain? ......  / /  /X/  / /  / /
    c.  Fainting, seizures, paralysis or stroke? .....  / /  /X/  / /  / /
    d.  Shortness of breath, persistent cough? .......  / /  /X/  / /  / /
    e.  Emphysema or other lung disease? .............  / /  /X/  / /  / /
    f.  Chest pain, high blood pressure, heart
        attack, heart murmur, disease of the heart
        or blood vessels? ............................  / /  /X/  / /  / /
    g.  Hepatitis, cirrhosis, or other disease of the
        liver or pancreas? ...........................  / /  /X/  / /  / /
    h.  Ulcer, colitis, chronic diarrhea, or other
        disorder of the stomach or intestines? .......  / /  /X/  / /  / /
    i.  Sugar, albumin, blood or pus in urine? .......  / /  /X/  / /  / /
    j.  Disease of the kidneys, reproductive
        organs or sexually transmitted disease? ......  / /  /X/  / /  / /
    k.  Diabetes, thyroid or glandular disease? ......  / /  /X/  / /  / /
    l.  Arthritis, disease or injury of the muscles,
        bones or joints? .............................  / /  /X/  / /  / /
    m.  Cancer, tumor, cyst, disease of skin or
        lymph glands? ................................  / /  /X/  / /  / /
14. Have you in the last 10 years had or been
    treated for immune deficiency, anemia, other
    blood disorder, recurrent fever, fatigue or unex-
    plained weight loss? (If Yes, explain) ...........  / /  /X/  / /  / /
15. Have you in the last 10 years been diagnosed
    or treated for AIDS/ARC by a member of the
    medical profession? ..............................  / /  / /  / /  / /
16. OTHER THAN ABOVE, HAVE YOU WITHIN
    THE PAST 5 YEARS: (If Yes, explain)
    a.  Had a checkup, consultation, illness,
        injury, surgery or diagnostic test? ..........  /X/  / /  / /  / /
    b.  Been advised to have any diagnostic test,
        hospitalization or surgery which was not
        completed? ...................................  / /  /X/  / /  / /
    c.  Been a patient at any medical facility? ......  / /  /X/  / /  / /
17. a.  Are you now under observation or
        treatment? ...................................  / /  /X/  / /  / /
    b.  Do you need assistance, supervision or
        use of medical appliances of any kind? .......  / /  /X/  / /  / /
18. Do you have a family history of diabetes, heart
    disease, or hereditary disease? ..................  / /  /X/  / /  / /


19. EXPLANATIONS: Number, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name,
                  address & phone number of medical attendants and hospitals.
--------------------------------------------------------------------------------
QUES          (PROPOSED) INSURED A            QUES     (PROPOSED) INSURED B
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     COMPLETE ONLY IF PAYMENT IS TO BE MADE WITH APPLICATION.
20.  Have you within 90 days had or been advised to have      Proposed Insured
     surgery or to be admitted to a medical facility or          A         B
     within 2 years consulted a physician for heart          Yes   No   Yes   No
     disease, stroke, immune disorder or cancer? ..........  / /  /X/   / /  / /

     PAYMENT CANNOT BE ACCEPTED OR TEMPORARY INSURANCE OFFERED IF OVER AGE 65, AMOUNT AT RISK EXCEEDS $500,000 OR QUESTION 20 IS ANSWERED, YES. ANY PAYMENT IS SUBJECT TO TERMS OF THE TEMPORARY INSURANCE AGREEMENT. THE PAYMENT RECEIVED MUST BE AT LEAST ONE MODAL PREMIUM.

21a. Has payment been made? / / YES. Amt. $________  / / NO.
  b. Has Temporary Insurance Agreement
     been provided and explained? / / YES  / / NO
_______________________________________________________________________________
22. POLICYOWNER: THE (PROPOSED) INSURED IS POLICYOWNER UNLESS
    UNDER AGE 15 OR OTHERWISE REQUESTED.
    OTHER: Provide full name and relationship
           First Middle Last(If Business,provide name, city, & state) SABA PETROLEUM COMPANY 17512-VONKARMAN AVE IRVINE CA. 92714 (KEY MAN)
_______________________________________________________________________________
23. (PROPOSED) INSURED UNDER AGE 15: Unless otherwise requested, the person who signs as policyowner shall be the policyowner until the insured is age of majority in the state of policy delivery, at which time the insured becomes policyowner.
    OTHER: Provide full name and relationship:  First        Middle        Last

_______________________________________________________________________________
24. SECONDARY POLICYOWNER: THE INSURED UNLESS OTHERWISE REQUESTED.
    OTHER: Provide full name and relationship
           First      Middle      Last(If Business,provide name, city, & state)

_______________________________________________________________________________
25. POLICYOWNER TAXPAYER IDENTIFICATION NUMBER (MUST BE COMPLETED)
                            / /  Individual
                      [ ][ ][ ]-[ ][ ]-[ ][ ][ ]

   / / Partnership   /X/ Corporation   / / Trustee   / / Other
                            47-0617589

Certification - Under penalties of perjury, I certify that:

(1) The number shown above is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
    (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement
    (IRA), and payments other than interest and dividends).

CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
_______________________________________________________________________________
The answers above are true and complete to the best of my knowledge and belief. Unless I have a Temporary Insurance Agreement, I agree that coverage can take effect only if the proposed insured is alive, and all answers material to the risk are still true and complete, when the policy is delivered and the entire first premium is paid for. I agree that no agent may alter the terms of the application, the Temporary Insurance Agreement or the policy. No agent may waive any of AEtna's rights or requirements.

If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option. If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness. The changed policy will be subject to any loan indebtedness not repaid. Any assignment in effect prior to this request will apply to any new insurance issued.

Signature of (Proposed) Insured A  /s/                    Date 05-24-95
--------------------------------------------------------------------------------
Signature of (Proposed) Insured B                         Date
--------------------------------------------------------------------------------
Signature of Applicant/Policyowner /s/       (Executive   Date
                                              Secretary)
                                   ---------------------------------------------
  if other than proposed insured                          Date
--------------------------------------------------------------------------------
Signature of Assignee, if applicable                      Date 05-25-95
--------------------------------------------------------------------------------
City  Irvine              State  CA
--------------------------------------------------------------------------------
Signature of Agent  /s/ Masood E. Khan (Masood E. Khan)   Date 05-25-95
--------------------------------------------------------------------------------

[AETNA  APPLICATION                              [ ] AETNA LIFE INSURANCE COMPANY
 LOGO]  PART 2 MEDICAL/                  [ ] AETNA LIFE INSURANCE AND ANNUITY COMPANY
        PARAMEDICAL EXAM                         Hartford, Connecticut 06156-0007
---------------------------------------------------------------------------------------------------------------------------------
Proposed Insured (Print Name -- First, Initial, Last)                                             Date of Birth (Mo.-Day-Yr.)
  Ilyas Chaudhary                                                                                      2-9-47
---------------------------------------------------------------------------------------------------------------------------------
  a. Name, address and phone no. of your personal physician   Dr. Shubes -- Anaheim, CA
                                                            ---------------------------------------------------------------------
  b. Date and reason last consulted   Never Consulted
                                    ---------------------------------------------------------------------------------------------
  c. What treatment was given or medication prescribed?   Never Consulted
                                                        -------------------------------------------------------------------------
  d. Present status?   --
                     ------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
13. HAVE YOU EVER HAD OR BEEN TREATED FOR:                                                 19. DETAILS OF YES ANSWERS, IDENTIFY
    (If Yes, explain)                                                           YES   NO       QUESTION NUMBER, CIRCLE APPLI-
    a. Mental or nervous disorder? ...........................................  [ ]  [X]       CABLE ITEMS. (Include diagnoses,
    b. Disease of the nervous system or brain? ...............................  [ ]  [X]       dates, treatments received,
    c. Fainting, seizures, paralysis or stroke? ..............................  [ ]  [X]       medication, results and name,
    d. Shortness of breath, persistent cough? ................................  [ ]  [X]       address and phone number of all
    e. Emphysema or other lung disease? ......................................  [ ]  [X]       attending physicians and medical
    f. Chest pain, high blood pressure, heart attack, heart murmur,                            facilities.)
       disease of heart or blood vessels? ....................................  [ ]  [X]   -------------------------------------
    g. Hepatitis, cirrhosis or other disease of the liver or pancreas? .......  [ ]  [X]    #    Details
    h. Ulcer, colitis, chronic diarrhea or other disorder of the stomach                   -------------------------------------
       or intestines? ........................................................  [ ]  [X]    18   Father has had stroke
    i. Sugar, albumin, blood or pus in the urine? ............................  [ ]  [X]         ---------------------
                                                                                                 Insurance Physical for
    j. Disease of the kidneys, reproductive organs or sexually                                   Aetna in 1994
       transmitted disease? ..................................................  [ ]  [X]         Normal Results
    k. Diabetes, thyroid or glandular disease? ...............................  [ ]  [X]
    l. Arthritis, disease or injury of the muscles, bones or joints? .........  [ ]  [X]
    m. Cancer, tumor, cyst, disease of skin or lymph glands? .................  [ ]  [X]
14. Have you in the last 10 years had or been treated for immune deficiency, anemia, other blood disorder, recurrent fever, fatigue or unexplained weight loss? (If Yes, explain) ...........................................  [ ]  [X]
15. Have you in the last 10 years been diagnosed or treated for
    AIDS/ARC by a member of the medical profession? ..........................  [ ]  [X]
16. OTHER THAN ABOVE, HAVE YOU WITHIN THE PAST 5 YEARS:
    (If Yes, explain)
    a. Had a checkup, consultation, illness, injury, surgery or diagnostic test? ......................................................  [ ]  [X]
    b. Been advised to have any diagnostic test, hospitalization or surgery which was not completed? ......................................  [ ]  [X]
    c. Been a patient at any medical facility? ...............................  [ ]  [X]
17. a. Are you now under observation or treatment? ...........................  [ ]  [X]
    b. Do you need assistance, supervision or use of medical
       appliances of any kind? ...............................................  [ ]  [X]
-----------------------------------------------------------------------------------------
18. Family History: include heart or kidney disease, high blood pressure, stroke, diabetes, cancer, mental illness or suicide.
-----------------------------------------------------------------------------------------
                              Living                                Dead
               Age         Health Status       Age             Cause of Death
-----------------------------------------------------------------------------------------
Father          76        good - stroke         --                    --
-----------------------------------------------------------------------------------------
Mother          75             good             --                    --
-----------------------------------------------------------------------------------------
1 Brothers      41             good             --                    --
-----------------------------------------------------------------------------------------
2 Sisters       46             good             --                    --
                39             good
--------------------------------------------------------------------------------------------------------------------------------
The above answers and statements are true and complete to the best of my knowledge and belief.

Signed at    Irvine, CA                on         June 30th, 1995
          ----------------------------    --------------------------------------------------------------------------------------
              (City, State)                                                    (Mo.-Day-Yr.)

In Presence of       /s/                                       x       /s/
               ----------------------------------------------     --------------------------------------------------------------

   TEN-YEAR LEVEL PREMIUM RENEWABLE AND CONVERTIBLE TERM LIFE INSURANCE POLICY

- PREMIUMS REMAIN LEVEL FOR FIRST TEN POLICY YEARS AND BECOME ADJUSTABLE BEGINNING IN YEAR 11 SUBJECT TO STATED MAXIMUMS

- BEGINNING IN POLICY YEAR 11, POLICY BECOMES ANNUALLY RENEWABLE TO ATTAINED AGE 100

- CONVERTIBLE UNTIL THE EARLIER OF THE 10TH POLICY ANNIVERSARY OR THE POLICY ANNIVERSARY NEAREST THE INSURED'S ATTAINED AGE 70

- CONDITIONAL EXCHANGE AVAILABLE ON THE 10TH POLICY ANNIVERSARY

- NON-PARTICIPATING - NO DIVIDENDS PAYABLE